Exhibit 10.1

FIRST AMENDMENT TO PROMISSORY NOTE

This FIRST AMENDMENT TO PROMISSORY NOTE (this “First Amendment”), dated as of January 6, 2021, is made by and between Level Field Capital, LLC, a Delaware limited liability company (the “Company”) and LF Capital Acquisition Corp., a Delaware corporation (the “Noteholder”).

RECITALS

WHEREAS, the Company entered into that certain Promissory Note, dated as of July 16, 2020, by and between the Company and the Noteholder (as from time to time modified in accordance with the provisions therein contained, the “Note”);

WHEREAS, the Noteholder has requested that the Company agree to amend the Note to extend the Maturity Date of the Note; and

WHEREAS, subject to the terms and conditions herein contained, the Noteholder has agreed to amend the Note as more fully set forth herein.

NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the Company and the Noteholder hereby agree as follows:

1. Defined Terms. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Note.

2. Amendment. The Note shall be amended as follows:

(a) The defined term “Maturity Date” appearing in Section 1 of the Note is hereby deleted in its entirety and replaced with the following:

““Maturity Date” means the later of: (i) December 31, 2020 and (ii) the Closing Date, as defined in that certain Agreement and Plan of Merger, dated as of August 31, 2020, by and among Maker, LFCA Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Maker, Landsea Homes Incorporated, a Delaware corporation, and Landsea Holdings Corporation, a Delaware corporation.”

3. Effectiveness. The provisions of this First Amendment shall be effective as of December 31, 2020.

4. Miscellaneous.

(a) Ratification. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Note, and except as expressly modified and superseded by this First Amendment, the terms and provisions of the Note are ratified and confirmed and shall continue in full force and effect. The Company and the Noteholder agree that the Note as amended shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

(b) Severability. Any provision of this First Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this First Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(c) Governing Law. This First Amendment shall be governed and construed in accordance with the laws of New York.

(d) Counterparts. This First Amendment may be executed in one or more counterparts and on facsimile counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

(e) Entire Agreement. This First Amendment, together with that certain Sponsor Transfer, Waiver, Forfeiture and Deferral Agreement, by and among, the Company, the Noteholder, Landsea Holdings Corporation, and Landsea Homes Incorporated, dated as of August 31, 2020, embodies the entire agreement among the parties hereto with respect to the subject matter thereof, and supersedes any and all prior representations and understandings, whether written or oral, relating to this First Amendment. There are no oral agreements among the parties hereto with respect to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered on the day and year first above written.

Level Field Capital, LLC

By: Level Field Partners, LLC, its Managing Member

By: Level Field Management, LLC

By:	/s/ Elias Farhat
	Name:	Elias Farhat
	Title:	Member

By:	/s/ Djemi Traboulsi
	Name:	Djemi Traboulsi
	Title:	Member

[Signature Page to Promissory Note]

Executed and delivered as a deed by:

LF Capital Acquisition Corp.

By:	/s/ Scott Reed
Name:	Scott Reed
Title:	President and Chief Executive Officer

[Signature Page to Promissory Note]